                       STAG VARIABLE LIFE LAST SURVIVOR II
                             SEPARATE ACCOUNT VL II
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

      SUPPLEMENT DATED OCTOBER 1, 1999 TO THE PROSPECTUS DATED MAY 3, 1999


The following should be inserted as the last sentence of the "Death Benefit Guarantee" section of the "Summary of Benefits and Risks":

The Death Benefit Guarantee is not available in the states of Maryland or New Jersey.

The following language should be added to the "Fee Tables" section in the "Transaction Fees" table at the intersection of the "Surrender Charges" row and the "Amount Deducted" column, before the last sentence:

In Maryland and New Jersey, the sales surrender charge is individualized and based on the initial Face Amount and the insureds' issue ages, sexes, insurance classes and substandard ratings.

The following language should be added to the "Fee Tables" section, under the "Charges Other Than Fund Operating Expenses" table, at the intersection of the "Amount Deducted" column and the "Mortality and Expense Risk Charge" row after the last bullet:

- in Maryland and New Jersey, individualized based on issue ages and initial Face Amount. In Maryland, this charge is known as an Administrative Charge.

The following language should be added in the "Fee Tables" section, under the "Charges Other Than Fund Operating Expenses" table at the intersection of the "Amount Deducted" column and the "Administrative Charge" row at the end of the column:

In New Jersey, this charge is $30 per month for all years.

The following language should be added to the end of "The Fixed Account" section located in the "About Us" section:

The Fixed Account is not available in New Jersey or Texas.

The following language should be added as the last sentence of the "Monthly Administrative Charge" located in the "Deductions from Account Value" section:

In New Jersey, this charge is $30 per month for all years.

The following should be added to the "Deductions from Account Value" section under the "Mortality and Expense Risk Charge" in the second to last paragraph before the last sentence:

In Maryland and New Jersey this charge is individualized based on issue ages and initial Face Amount and is provided in the policy.

The following should be added to the "Deductions from Account Value" section under the "Surrender Charge" section as the second sentence in the last paragraph:

In Maryland and New Jersey the Death Benefit Guarantee amount is not taken into account in the determination of the Surrender Charge.

The following should be added to the "Deductions from Account Value" section under the "Surrender Charge" as the second to last sentence in the last paragraph:

In Maryland and New Jersey the sales surrender charge is based on the initial Face Amount.

The following should be inserted at the end of the "Supplemental Benefits" section of "Other Benefits":

- LAST SURVIVOR YEARLY RENEWABLE TERM LIFE INSURANCE RIDER: While the rider is in force, we will pay the term life insurance amount upon receipt of due proof of death of both insureds, subject to the conditions stated in the rider. This rider is only available in Maryland and New Jersey.


333-67373
HV-2340-1